Garmatex Holdings Discusses Mission Statement and Outlines Growth Strategy for Performance Fabrics Brand

Chilliwack, British Columbia - March 15, 2017 - Garmatex Holdings Ltd. (OTC: GRMX) (“Garmatex Holdings” or the “Company”) is pleased to provide this discussion regarding its mission statement and growth strategy.

Garmatex Holdings (GRMX) recently executed a non-exclusive Master Sublicense Agreement with Garmatex Technologies, Inc. (“Garmatex”) whereby the Company was granted various Intellectual Property Rights related to the design, development and manufacturing of various scientifically-engineered performance technologies and fabrics.

“Our mission is to fully leverage the revolutionary Garmatex performance fabric technologies to develop innovative solutions across all markets,” commented Devon Loosdrecht, CEO and President of Garmatex Holdings. “To accomplish this far-reaching mission, our primary strategy will be to position our intelligent performance fabrics as a premium ingredient brand for use by select manufacturers across the world, just as Gore-Tex® has done within the same market. Our opportunity seems even greater than that when you factor in the number of unique performance fabrics that Garmatex has developed.”

Garmatex’s revolutionary performance technologies and fabrics include the patented T3® design, Bact-Out®, CoolSkin®, WarmSkin®, Kottinu™, ColdSkin™, SteelSkin™, Satinu™, RecoverySkin™, SlimSkin™, AbsorbSkin™ and IceSkin™.

Each Garmatex fabric offers performance and have wide applications in multiple clothing and textile categories including sporting apparel, medical, sleepwear, linens, undergarments, military, designer wear, protective, industrial, safety and concealment.

Devon Loosdrecht concluded, “Our business strategy of controlling the underlying proprietary fabric technology and then selling directly to mills and established brands should enable us to capture value along the entire supply chain, and scale up quickly as the Garmatex brand gains momentum with designers and consumers.”

Further updates regarding Garmatex Holdings and Garmatex performance fabrics will be made as additional information becomes available.

Contact:

Garmatex Holdings Inc. - Investor Relations
(778) 823-3104
E-mail: devon@garmatexholdings.com

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future including the Company’s mission to fully leverage the revolutionary Garmatex performance fabric technologies to develop innovative solutions across all markets; the Company’s strategy to position the Company’s intelligent performance fabrics as a premium ingredient brand for use by select manufacturers across the world, just as Gore-Tex® has done within the same market; the statement that the Company’s opportunity seems even greater than that when you factor in the number of unique performance fabrics that Garmatex has developed; the statement that the Company’s business strategy of controlling the underlying proprietary fabric technology and then selling directly to mills and established brands should enable the Company to capture value along the entire supply chain, and scale up quickly as the Garmatex brand gains momentum with designers and consumers; and the statement that further updates regarding Garmatex Holdings and Garmatex performance fabrics will be made as additional information becomes available.

These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: the Company’s ability to implement its business and strategy, the success by the Company of the sales of its future products, the acceptance by brand leaders of the Company’s future products, the Company’s ability to obtain additional funds for the planned operation, the impact of intellectual property disputes that could materially and adversely affect the Company’s business, the Company’s ability to remain competitive in the market for technologically advanced textiles, and the availability of raw materials in the manufacture of products.

You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. Except as required by the applicable securities laws, including the securities laws of the United States and Canada, we assume no obligation to publicly update or revise these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.